ESCROW AGREEMENT

     This ESCROW AGREEMENT ("Agreement") is made as of November 12, 1996, by and among Frank J. Drohan ("Drohan"), Old Dominion Growth Fund Limited, a British Virgin Islands corporation ("Old Dominion") and Kramer, Levin, Naftalis & Frankel, as Escrow Agent hereunder (the "Escrow Agent"). Each of Drohan and Old Dominion are referred to herein individually as a "Party" and collectively as the "Parties".

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Appointment of the Escrow Agent; Holding and Disbursing of Escrowed Shares.

          (a) Each of the Parties hereby appoints the Escrow Agent to serve as escrow agent solely for the purposes set forth in this Agreement, and the Escrow Agent hereby accepts such appointment, on the terms and subject to the conditions hereof.

          (b) Pursuant to the terms of a certain Promissory Note (the "Note") executed by Alfa International Corp.("Alfa"), in favor of Old Dominion, and an Investment Banking Agreement between Alfa and Old Dominion, Drohan has delivered to the Escrow Agent, to hold pursuant to the terms and conditions hereof, Six Hundred Five Thousand Two Hundred and One (605,201) shares of common stock of Alfa, together with blank executed stock powers (collectively, the "Escrowed Shares"), the receipt of which Escrow Agent hereby acknowledges. In the event that there shall be made any dividends or distributions in respect of the Escrowed Shares, or there shall be realized any other proceeds in respect of the Escrowed Shares, Drohan shall deliver such dividends, distributions or other proceeds to the Escrow Agent promptly upon receipt thereof, and the term "Escrowed Shares" shall be deemed to include such dividends, distributions or other proceeds.


     2. Claims, Procedures and disbursement. The Escrowed Shares shall be held and disbursed by the Escrow Agent as follows:

          (a) Drohan shall be entitled to delivery of the Escrowed Shares if (I) on or before one hundred twenty (120) days from the date hereof, there shall have been consummated under applicable law the merger (the "Merger") of Ty-Breakers (NY Corp., a New York corporation ("Ty-Breakers"), with Alfa or a subsidiary of Alfa, such that Ty-Breakers shall become part of or a wholly-owned subsidiary of Alfa and (II) the Note shall have been paid in full from the proceeds of the initial sale or sales of securities of Alfa for cash next following the consummation of the Merger, whose net proceeds to Alfa are in at least the amount then due and owing under the Note, such payment to be made within ten (10) business days of the consummation of such sale or sales, but in no event later than one year from the date hereof (the conditions in clauses
(I) and (II) are referred to as the "Release Conditions"). If at any time either of the Release Conditions shall be violated, Old dominion shall be entitled to delivery of the Escrowed Shares.

          (b) If the Release Conditions shall have been satisfied, Drohan shall be entitled to deliver a notice (a "Drohan Delivery Notice") to the Escrow Agent stating that the Release Conditions have been satisfied and requesting delivery of the Escrowed Shares.

Within five (5) business days of its receipt of the Drohan Delivery Notice, the Escrow Agent shall furnish a copy thereof to Old dominion. If, within ten (10) business days of Old dominion's receipt of the Drohan Delivery Notice, the Escrow Agent shall not have received a notice from Old Dominion (and "Old Dominion Objection Notice") objecting to the delivery of the Escrowed Shares to Drohan, the Escrow Agent, as promptly as practicable thereafter, shall deliver the Escrowed Shares to Drohan. thereafter, the Escrow Agent shall cease to have any obligations under this Agreement. If the Escrow Agent shall receive an Old dominion Objection Notice within the aforesaid ten (10) day period, the Escrow Agent shall continue to hold or shall dispose of the Escrowed Shares, as provided in subsection (d) below.

          (c) If at any time either of the Release Conditions shall be violated, Old Dominion shall be entitled to deliver a notice (and "Old dominion Delivery Notice") to the Escrow Agent stating that the Release Conditions have been violated and requesting delivery of the Escrowed Shares. Within five (5) business days of its receipt of the Old dominion Delivery Notice, the Escrow Agent shall furnish a copy thereof to Drohan. If within ten (10) business days of Drohan's receipt of the Old dominion Delivery Notice, the Escrow Agent shall not have received a notice from Drohan (a "Drohan Objection Notice") objecting to the delivery of the Escrowed Shares to Old Dominion, the Escrow Agent, as promptly as practicable thereafter, shall deliver the Escrowed Shares to Old Dominion. Thereafter, the Escrow Agent shall cease to have any obligations under this Agreement. If the Escrow Agent shall receive a Drohan Objection Notice within the aforesaid ten
(10) day period, the Escrow Agent shall continue to hold or shall dispose of the Escrowed Shares, as provided in subsection (d) below.

          (d) If (x) the Escrow Agent shall receive a Drohan Delivery Notice and Old Dominion Objection Notice or (y) The Escrow Agent shall receive an Old dominion Delivery Notice and a Drohan Objection Notice or (z) the Escrow Agent shall receive neither a Drohan Delivery Notice nor and Old dominion Delivery Notice prior to one (1) year from the date of this Agreement, then the Escrow Agent, in its sole discretion shall either (i) continue to hold the Escrowed Shares pending the joint instruction of the Parties or a direction of a court of competent jurisdiction on the disposition of the Escrowed Shares or (ii) shall deliver and deposit the Escrowed Shares to the custody of a court of competent jurisdiction. Upon the disposition of the Escrowed Shares as directed by a joint instruction of the Parties or by a court of competent jurisdiction or upon the delivery and deposit of the Escrowed Shares to the custody of a court of competent jurisdiction as aforesaid, the Escrow Agent shall cease to have any obligations under this Agreement.

     3. Termination of this Agreement. This Agreement shall terminate upon the delivery or disposition of the Escrowed Shares in accordance with Section 2 hereof; provided that the provisions of Sections 4 hereof shall survive such termination.

     4. Terms and Conditions to Escrow Agent's Acceptance. In order to induce Escrow Agent to serve as such under this Agreement, each of Drohan and Old dominion hereby covenants to and agrees with the other and with Escrow Agent to the following provisions, which the Parties agree shall govern and control the rights, duties and immunities of the Escrow Agent:

          (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall not be bound by the provisions of any other agreement between Drohan and Old Dominion.

          (b) The Escrow Agent shall not be responsible for any failure or inability of the parties to this Agreement, or of anyone else, to deliver the Escrowed Shares or other property to the Escrow Agent or otherwise to honor any of the provisions of this Agreement.

          (c) The fees and expenses of the Escrow Agent in administering this Escrow Agreement shall be the joint responsibility of the Parties. The Parties shall jointly and severally hold Escrow Agent harmless against, any loss, liability or expense, including but not limited to reasonable attorneys' fees and expenses, incurred without bad faith or willful misconduct on the part of the Escrow Agent arising out of or in connection with its acceptance of, or the performance of its duties and obligations under, this Agreement.

          (d) The Escrow Agent shall be fully protected in acting on and in relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to be genuine and to have been signed or presented by the proper party or parties.

          (e) The Escrow Agent shall not be liable for any error of judgement, or for any act done or step taken or omitted by it in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own bad faith or willful misconduct.

          (f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

          (g) In the event of ambiguity in the provisions governing the Escrowed Shares or uncertainty on the part of the Escrow Agent as how to proceed, such that the Escrow Agent, in its sole and absolute judgement, deems it necessary for its protection so to do, the Escrow Agent may refrain from taking any action other than to retain custody of the Escrowed Shares deposited hereunder until it shall have a written order from a court of competent jurisdiction, or may deliver and deposit the Escrowed Shares to the custody of a court of competent jurisdiction and thereupon have no further obligations under this Agreement.

          (h) The Escrow Agent may resign at any time by giving not less than five (5) days' written notice thereof to Old dominion and Drohan. Within ten (10) days after receiving such notice, Old Dominion and Drohan shall agree on and appoint a successor escrow agent (the "Successor Escrow Agent") at which time the Escrow Agent shall deliver the Escrowed Shares to the Successor Escrow Agent. After appointment of the Successor Escrow Agent and delivery of the Escrowed Shares to the Successor Escrow Agent by the Escrow Agent, the Escrow Agent shall have no further obligations under this Agreement.

          (i) Old Dominion and Drohan may remove the Escrow Agent upon written notice to the Escrow Agent signed by Old dominion and Drohan stating such removal and designating a Successor Escrow Agent, and, upon delivery of the Escrowed Shares to the Successor Escrow Agent, the Escrow Agent shall have no further obligations under this Agreement.

          (j) If after twenty (20) days from the date of delivery of its written notice of intent to resign, the Escrow Agent has not received a written designation of a Successor Escrow Agent, the Escrow Agent's sole responsibility shall be in its sole discretion either to retain custody of the Escrowed Shares until it receives such designation, or to apply to a court of competent jurisdiction for appointment of a Successor Escrow Agent and after such appointment to have no further obligations under this Agreement.

     5. Governing Law; Jurisdiction; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be entirely performed therein and without regard to principles of conflict of laws. Any litigation based hereon, or arising out of, under or in connection with this Agreement shall be brought and maintained exclusively in the courts of the State of New York or in the United States District Court for the Southern District of New York. Each of Drohan, Old Dominion and the Escrow Agent hereby expressly and irrevocably submit to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York for the purpose of any such litigation set forth above. Each of Drohan, Old Dominion and the Escrow Agent hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which they have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

     6. Assignment; Binding Nature; No Beneficiaries. This Agreement may not be assigned by any party hereto (other than by the Escrow Agent as provided in Section 4 hereof) without the written consent of the other parties. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any person other than to the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns.

     7. Counterparts. For the convenience of the parties, any number of counterparts hereof may be executed, each such executed counterpart shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

     8. Amendment. This Agreement may be modified or amended only by an instrument in writing, duly executed by Old dominion and Drohan; provided, that no such modification or amendment shall be binding on the Escrow Agent unless the Escrow Agent consents thereto in writing.

     9. Nonwaiver. No waiver by any party of any term, provision, covenant, representation or warranty contained in this Agreement (or any breach thereof) shall be effective unless it is in writing executed by the party against which such waiver is to be enforced; no waiver shall be deemed or construed as a further or continuing waiver of any such term, provision, covenant, representation or warranty (or breach) on any other occasion or as a waiver of any other term, provision, covenant, representation or warranty (or the breach of any other provision) contained in this Agreement on the same or any other occasion.

     10. Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part thereof.

     11. Construction. In this Agreement (i) words denoting the singular include the plural and vice versa, (ii) "it" or "its" or words denoting any gender include all genders, (iii) the word "including" shall mean "including without limitation," whether or not expressed, (iv) any reference herein to a Section refers to a Section of this Agreement, unless otherwise stated, (v) when calculating a period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a business day, then the period shall end on the next day which is a business day, and (vi) except as otherwise expressly provided herein, all dollar amounts are expressed in United States funds.

     12. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior representations, agreements and understandings, both written and oral, among the parties with respect to such subject matter.

     13. Notices. Unless otherwise specifically provided in this Agreement, all notices, requests, consents, approvals, agreements or other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered in of the following means: (a) by hand; (b) by facsimile transmission to those parties with fax numbers indicated below (with subsequent written confirmation by another means in compliance with this
Section 13); (c) by registered or certified mail, first class postage prepaid, return receipt requested; or (d) by nationally recognized overnight courier, addressed to the respective addresses of the parties as follows:

If to Frank Drohan:                  With a Copy To:

Frank Drohan                         Kramer, Levin, Naftalis &
Frankel
c/o Ty-Breakers (NY) Corp.           919 Third Avenue
50 South Buckhout Street             New York, New York  10022
Irvington-on-Hudson, NY 10533        Attn:  Davis S. Frankel, Esq.
Fax: (914) 591-1997                  Fax: (212) 715-8000
Conf: (914) 591-1997                 Conf: (212) 715-9191

If to Old Dominion Growth
Fund Limited:                        With a Copy To:

Old Dominion Growth Fund Limited     Krieger & Prager, Esqs.
P.O. Box 556                         319 Fifth Avenue
Main Street                          New York, New York 10016
Charleston                           Attn:  Samuel Krieger, Esq.
Isle of Nevis                        Fax: (212) 213-2077
British West Indies                  Conf: (212) 689-3322

If to the Escrow Agent:

Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York  10022
Attn:  David S. Frankel, Esq.
Fax: (212) 715-8000
Conf: (212) 715-9100

or to such other address as any party shall designate for himself or itself by notice to the other parties given in accordance herewith. Any such notice or other communication shall be deemed to have been given or made (i) upon delivery, if delivered personally, (ii) one (1) business day after transmission, if delivered by facsimile transmission during normal business hours,
(iii) three (3) business days after mailing, if mailed, or (iv) one
(1) business day after delivery to the courier, if delivered by overnight courier service.

  14. Further Assurances. If at any time the Escrow Agent shall consider or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the Parties shall execute and deliver any and all such agreements or other documents, and do all things necessary or appropriate to carry out fully the provisions hereof.

  15. Escrow Agent as Counsel. Old Dominion hereby acknowledges that the firm of Kramer, Levin, Naftalis & Frankel, the Escrow Agent hereunder, has acted as counsel to Drohan in connection with this Agreement and the transactions contemplated hereby and expressly consents to such representation.


  IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be duly executed as of the day and year first above written.


                                OLD DOMINION GROWTH FUND LIMITED



                                By:  ________________________
                                     Authorized Signature



                                FRANK J. DROHAN


                                ____________________________

                                KRAMER, LEVIN, NAFTALIS &
                                FRANKEL, as ESCROW AGENT:

                                ____________________________